EXHIBIT 10.19

                        SIXTH AMENDMENT OF LOAN AGREEMENT

         THIS SIXTH AMENDMENT OF LOAN AGREEMENT ("Amendment") is made and entered into effective as of April 8, 2000, by and between SURREY, INC., ("Borrower"), a Texas corporation, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Lender"), a national banking association.

RECITALS:
--------

         On or about April 8, 1998, Borrower and Lender entered into a Loan Agreement providing for loans to be made to the Borrower for the purposes provided for therein. Such Loan Agreement has previously been amended pursuant to a First Amendment of Loan Agreement dated effective May 14, 1998, by a Second Amendment of Loan Agreement dated effective January 25, 1999, by a Third Amendment of Loan Agreement dated effective March 31, 1999, by a Fourth Amendment of Loan Agreement dated effective June 17, 1999, and by a Fifth Amendment of Loan Agreement dated effective June 30, 1999. Such Loan Agreement, as amended, is herein called the "Original Agreement".

         The Borrower and the Lender now desire to further amend the Original Agreement in certain respects as hereinafter provided, all as more particularly set forth herein.

AGREEMENTS:
----------

         For and in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         (1) The following new definitions of "Eligible Raw Materials Inventory", "Term Loan" and "Term Note" are hereby added to the definitions contained in Paragraph 1 of the Original Agreement:

                  Eligible Raw Materials Inventory shall mean all of Borrower's raw materials Inventory which is in good and merchantable condition, is not obsolete or discontinued, and which would properly be classified as "raw materials" under GAAP, excluding (a) any such Inventory which is work in process, finished goods or miscellaneous supplies such as hand tools and packaging materials, (b) any such Inventory which is covered by or subject to a seller's right to repurchase, or any consensual or nonconsensual Lien (including, without limitation, purchase money security interests) other than in favor of Lender, whether senior or junior to Lender's security interest and Liens and (c) any such Inventory that Lender, acting in its sole discretion, excludes as Eligible Raw Materials Inventory. Inventory which is at any time Eligible Raw Materials Inventory, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be Eligible Raw Materials Inventory. Eligible Raw Materials Inventory shall be valued at the lesser of cost or market value in accordance with GAAP.

                  Term Loan shall mean the Loan described in Paragraph 3.A. hereof.

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                  Term Note shall mean the promissory note of Borrower described in Paragraph 3.A. hereof, and any and all renewals, extensions, modifications, rearrangements and replacements thereof and any and all substitutions therefor.

         (2) The following definitions of "Borrowing Base", "Maturity Date", "Note" and "Revolving Commitment" currently contained in Paragraph 1 of the Original Agreement are hereby amended and restated to hereafter be and read as follows:

                  Borrowing Base shall mean, as at any date, the amount of the Borrowing Base shown on the Borrowing Base Certificate then most recently delivered pursuant to Paragraph 10(b) hereof, determined by the following calculation:

                  80% of the Eligible Accounts of Borrower at said date which are owed by account debtors, plus if said date is on any date between April 1, 2000 and July 31, 2000 or any date between January 1, 2001 and May 8, 2001, the lesser of (A) 50% of the Eligible Raw Materials Inventory of Borrower as of said date and (B) $1,200,000.00.

         Notwithstanding anything to the contrary set forth in the immediately preceding sentence, Lender reserves the right to adjust downward to a level acceptable to Lender in its sole discretion the eighty percent (80%) advance rate set forth above if Borrower's average dilution percentage for all Accounts exceeds five percent (5%). In the absence of a current Borrowing Base Certificate, Lender shall determine the Borrowing Base from time to time in its discretion, taking into account all information available to it, and the Borrowing Base from time to time so determined shall be the Borrowing Base for all purposes of this Agreement until a current Borrowing Base Certificate, in Proper Form, is furnished to and accepted by Lender.

                  Maturity Date shall mean the maturity of the Revolving Note, which is currently May 8, 2001, as the same may hereafter be accelerated pursuant to the provisions of any of the Credit Documents.

                  Note shall mean the Revolving Note, the Advance/Term Note and the Term Note, together with any and all renewals, extensions, modifications, rearrangements and/or replacements of any thereof.

                  Revolving Commitment shall mean the obligation of Lender under this Agreement to make Revolving Loans and incur Letter of Credit Liabilities in an aggregate principal amount at any one time outstanding up to (but not exceeding) $3,000,000.00.

         (3) The fifth (5th) sentence of Paragraph 2(a) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

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                  "The Revolving Loans shall be evidenced by the Revolving Note dated April 8, 2000 executed by Borrower, payable to the order of Lender in the original principal amount of $3,000,000.00."

         (4) There is hereby added four (4) new sentences at the end of Paragraph 2(a) of the Original Agreement, which shall be and read as follows:

                  "Borrower shall pay to Lender a commitment fee for the period from April 8, 2000 to and including the Termination Date at a rate per annum equal to .25%, payable in arrears. Such commitment fees shall be computed (on the basis of the actual number of days elapsed in a year composed of 360 days) on each day and shall be based on the excess of
         (x) the aggregate amount of the Revolving Commitment for such day over
         (y) the sum of (i) the unpaid principal balance of the Revolving Note on such day plus (ii) the aggregate Letter of Credit Liabilities for such day. Accrued and unpaid commitment fees shall be payable on the eighth (8th) day of each July, October, January, and April prior to the Maturity Date and on the Maturity Date. All past due fees shall bear interest at the Past Due Rate."

         (5) Paragraph 2(e) of the Original Agreement, which was incorrectly identified as Paragraph 2(c) in the Third Amendment of Loan Agreement described in the "Recitals" section above, is hereby deleted. From and after the effective date, Borrower will not be required to reduce the Revolving Note to a zero balance at any time prior to the Maturity Date.

         (6) Paragraph 3 of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "3. Advance/Term Loans. Prior to April 8, 2000, Lender has made advances under the Advance/Term Note dated April 8, 1998 in the face principal amount of $2,300,000.00, executed by the Borrower, payable to the order of the Lender (the "$2,300,000.00 Advance/Term Note"), and under the Advance/Term Loan dated January 25, 1999 in the face principal amount of $400,000.00, executed by the Borrower, payable to the order of the Lender (the "$400,000.00 Advance/Term Note"). No amounts remain to be advanced under the $2,300,000.00 Advance/Term Note or the $400,000.00 Advance/Term Note. The $2,300,000.00 Advance/Term Note and the $400,000.00 Advance/Term Note are herein collectively called the "Advance/Term Note". Both parties hereto agree that, except to the extent overridden by the applicable Construction Loan Agreement, the terms and conditions of this Agreement shall govern the Advance/Term Loans until payment in full of the amounts outstanding thereunder."

         (7) There is hereby added a new Paragraph 3.A. to the Original Agreement, which shall be and read as follows:

                  "3.A. Term Loan. Lender agrees, subject to all of the terms and conditions of this Agreement (including Paragraph 8 hereof), on or before April 28, 2000, to make the Term Loan to the Borrower in an aggregate principal amount of no more than $1,000,000.00 which amount shall be applied to the outstanding principal balance of the

         Revolving Note on the date of such advance. The Term Loan shall be evidenced by the Term Note dated effective April 8, 2000 executed by Borrower, payable to the order of Lender, in the original principal amount of $1,000,000.00. Amounts repaid under the Term Loan may not be reborrowed."

         (8) The Original Agreement is hereby amended to provide that from and after April 8, 2000, Borrower shall no longer be entitled to have the Notes accrue interest at the LIBOR Rate or otherwise be entitled to the benefits of Paragraph 4 of the Original Agreement. Instead, from and after April 8, 2000, the Notes shall accrue interest and be due and payable as provided in the Notes.

         (9) Paragraph 10(b)(2) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "(2) as soon as available and in any event within 35 days after the end of each month (including the last month of each fiscal year), Monthly Financial Statements of Borrower;"

         (10) Paragraph 10(b)(4) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "(4) within 35 days after the end of each calendar month, a Borrowing Base Certificate as at the last day of such calendar month, together with such related supporting information as Lender may reasonably request;"

         (11) Paragraph 10(b)(5) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "(5) on or before 45 days after the end of each calendar quarter (i) a listing and aging of the Accounts of Borrower (with agings from the date of invoice as opposed to days past-due) as of the end of such calendar quarter, (ii) an aging of accounts payable of Borrower as of the end of such calendar quarter, and (iii) a listing and summary of the Inventory of Borrower, including without limitation the Eligible Raw Materials Inventory, as of the end of such calendar quarter, each prepared in reasonable detail and containing such related information as Lender may reasonably request"

         (12) Exhibit B to the Original Agreement is hereby amended and restated in its entirety to hereafter be in the form of Exhibit A attached hereto and incorporated herein for all purposes.

         (13) Borrower represents and warrants that the representations and warranties contained in Paragraph 9 of the Original Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date thereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Original Agreement or any of the other Loan Documents or which upon the giving of notice of the lapse of time or both would constitute such an Event of Default, except for such Events of Default which have been waived in writing by the Lender in connection with the execution of this Amendment.

         (14) The Borrower hereby ratifies and confirms that the Security Agreement and the Deed of Trust executed by the Borrower are in full force and effect, and since the Security Agreement and the Deed of Trust secure any and all indebtedness of the Borrower to the Lender now or hereafter outstanding, each secures all amounts outstanding under the Original Agreement, as amended hereby, including without limitation, all amounts outstanding under the Revolving Loan, the Advance/Term Loan and the Term Loan.

         (15) Except as expressly amended hereby, the Original Agreement and the other Loan Documents shall remain in full force and effect. The Original Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

         (16) Terms used herein which are defined in the Original Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Loan Agreement" or "Credit Agreement" as used in the Original Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Lender by the Borrower, when referring to the Original Agreement, shall mean the Original Agreement as hereby amended.

         (17) This Amendment (a) shall be binding upon the Borrower and the Lender and their respective successors and assigns (provided, however, that the Borrower shall not assign his rights hereunder without the prior written consent of the Lender); (b) may be modified or amended only by a writing signed by each party; (C) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OR THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter

         (18) BORROWER HEREBY RELEASES, DISCHARGES AND ACQUITS FOREVER LENDER AND ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND COUNSEL FROM ANY AND ALL CLAIMS EXISTING AS OF THE DATE HEREOF. AS USED HEREIN, THE TERM "CLAIM" MEANS ANY AND ALL LIABILITIES, CLAIMS, JUDGMENTS, DEFICIENCIES, INTEREST, LIENS, COSTS OR EXPENSES (INCLUDING BUT NOT LIMITED TO COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER, INCLUDING BUT NOT LIMITED TO CLAIMS FOR USURY, BREACH OF CONTRACT, AND NEGLIGENT MISREPRESENTATION, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED OR PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS OR COURSE OF CONDUCT.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

         THIS AMENDMENT, THE ORIGINAL AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.


                                     SURREY, INC.
                                     a Texas corporation

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                           -------------------------------

                                                                      "Borrower"

                                     CHASE BANK OF TEXAS,
                                     NATIONAL ASSOCIATION

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                           -------------------------------

                                                                        "Lender"


Attach:

Exhibit A - Borrowing Base Certificate (Exhibit B to the Original Agreement)

                EXHIBIT A TO SIXTH AMENDMENT OF LOAN AGREEMENT
                 CONSTITUTING EXHIBIT B TO THE LOAN AGREEMENT

                           BORROWING BASE CERTIFICATE

    Borrowing Base Report for Period Beginning: _________and Ending _________ ("Current Period") Loan Agreement (as amended, the "Agreement") dated as of
       April 8, 1998 by and between Surrey, Inc. and Chase Bank of Texas,
                              National Association

The undersigned hereby certifies that he or she is the _________________________ of Surrey, Inc., and that as such is authorized to execute this Borrowing Base Certificate on behalf of Surrey, Inc. pursuant to the Agreement. On behalf of the Borrower, the undersigned further certifies, represents and warrants that the following components of the Borrowing Base and the calculation of the Borrowing Base and amount available for borrowing, if any, are true and correct (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified herein):

Line 1.  Total Accounts as of the end of the Current Period (based on the lesser of each such Account as reflected in Borrower's
         aging of Accounts and Borrower's general ledger)              $________

2.       Ineligible Accounts as of the end of the Current Period

         (a)      Accounts more than 90 days from invoice date:        $________

         (b)      Other Accounts which are not Current Accounts
                  Receivable                                           $________

         (c)      Foreign Accounts (unless insured or backed by credit
                  insurance or a letter of credit in form and
                  substance reasonably acceptable to Lender in all
                  respects):                                           $________

         (d)      Government Accounts                                  $________

         (e)      Accounts subject to a Lien, other than the Lien of
                  the Security Documents                               $________

         (f)      Accounts owed by any Subsidiary, employee, officer,
                  agent, director, stockholder, partner, trustee or
                  other owner of equity rights of Borrower or any
                  Affiliate of any such Person                         $________

         (g)      All of the Accounts of an account debtor(s) where
                  more than 20% of the total dollar amount of all
                  Accounts of the account debtor are unpaid more than
                  90 days from invoice date                            $________

         (h)      That portion of Accounts of an account debtor (other
                  than Wal-Mart Stores, Inc. and any of its Affiliates
                  and Bath & Body Works and any of its Affiliates) in
                  excess of 10% of the total dollar amount of the
                  total Accounts for the Current Period (Line 1)       $________

         (i)      That portion of Accounts, in the aggregate, of
                  Wal-Mart Stores, Inc. and its Affiliates in excess
                  of 25% of the total dollar amount of the total
                  Accounts for the Current Period (Line 1)             $________

         (j)      That portion of Accounts, in the aggregate, of Bath
                  & Body Works and its Affiliates in excess of 35% of
                  the total dollar amount of the total Accounts for
                  the Current Period (Line 1)                          $________

         (k)      Other ineligible Accounts under the Agreement        $________

3.       Total ineligible Accounts for the Current Period (add lines
         2(a) through 2(k))                                            $________

4.       Total Eligible Accounts (line 1 minus line 3)                 $________

5.       Multiplied by current advance rate                            ________%

6.       Equals total Eligible Accounts component of Borrowing Base as
         of the end of the Current Period                              $________

7.       Total Inventory as of the end of the Current Period           $________

8.       Ineligible Inventory as of the end of the Current Period

         (a)      Work-in-process                                      $________

         (b)      Finished goods                                       $________

         (c)      Obsolete or discontinued                             $________

         (d)      Other Inventory which is not raw materials           $________

         (e)      Other ineligible Raw Materials Inventory under the
                  Agreement                                            $________

9.       Total ineligible Inventory for the Current Period (add lines
         8(a) through 8(e))                                            $________

10.      Total Eligible Raw Materials Inventory for the Current Period
         (line 7 minus line 9)                                         $________

11.      Multiplied by current advance rate                            ________%

12.      Equals, maximum Eligible Raw Materials Inventory component of
         Borrowing Base                                                $________

13.      Lesser of (i) line 12 and (ii) $1,200,000, equals total
         Eligible Raw Materials Inventory component of Borrowing Base as of the end of the Current Period; provided, that if last day of the Current Period is not between April 1, 2000 and
         July 31, 2000 or between January 1, 2001 and May 8, 2001,
         this amount is 0.                                             $________

14.      Total Borrowing Base as of the end of the Current Period (add
         lines 6 and 13)                                               $________

15.      Revolving Commitment as of the date hereof                    $________

16.      Lesser of Borrowing Base (line 14) or Revolving Commitment
         (line 15)                                                     $________

17.      Minus the aggregate outstanding amount of the Revolving
         Loans as of the date hereof                                   $________

18.      Minus the aggregate face amount of all outstanding Letters of
         Credit as of the date hereof                                  $________

19.      Equals the amount available for borrowing subject to the
         Agreement, if positive, or amount to be repaid, if negative   $________

To the extent of any conflict between the components of the Borrowing Base as set forth on this exhibit and the provisions of the Agreement, the Agreement shall control.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, that no Default or Event of Default has occurred and is continuing under the Agreement and that the Borrower is in compliance with all the financial covenants set out in the Agreement.


                                       Very truly yours,



                                       Print Name:
                                                  ------------------------------
                                                                              of
                                       --------------------------------------
                                       Surrey, Inc.